Exhibit 99.1


                                                                          [LOGO]

Press Release

Contact
Alan Roden
VP, Corporate Development and Investor Relations
(631) 962-9304
alan.roden@verint.com


         Verint Systems Reports Record Fiscal 2005 Second Quarter Sales

       Sales Grow to $74.7 Million; Increase 24% y-o-y and 4% Sequentially
                    GAAP Earnings Per Diluted Share of $0.22
                  Pro Forma Earnings Per Diluted Share of $0.25

MELVILLE, N.Y, Septmeber 7, 2005 - Verint Systems Inc. (NASDAQ: VRNT), announced record sales of $74,709,000 for the second quarter of fiscal 2005, ended July 31, 2005, a 24% increase compared with $60,167,000 for the second quarter of fiscal 2004. Verint's sales increased approximately 4% sequentially, compared with $72,039,000 for the first quarter of fiscal 2005.

Net income on a generally accepted accounting principles ("GAAP") basis was a record $7,137,000 for the second quarter of fiscal 2005, ($0.22 per diluted share), compared with net income of $6,533,000 ($0.20 per diluted share) for the first quarter of fiscal 2005, and net income of $5,671,000 ($0.17 per diluted share) for the second quarter of fiscal 2004.

Net income on a pro forma basis was a record $8,359,000 for the second quarter of fiscal 2005, ($0.25 per diluted share), compared with a pro forma net income of $7,707,000 ($0.23 per diluted share) for the first quarter of fiscal 2005, and pro forma net income of $6,438,000 ($0.20 per diluted share) for the second quarter of fiscal 2004. A reconciliation between results on a GAAP and pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statement of Operations.

Dan Bodner, President and CEO of Verint, stated, "Our record second quarter sales were due to demand for our actionable intelligence solutions in the security and business intelligence markets. Pro forma income from operations of $9.1 million, which was also a record, grew 46.5% year-over-year."

The Company ended the quarter with record cash, cash equivalents, bank time deposits and short-term investments of $264,944,000, working capital of $214,933,000, total assets of $428,555,000, and stockholders' equity of $302,244,000.

Conference Call Information

The Company will be conducting a conference call to review its fiscal 2005 second quarter results today at 4:30 PM EDT. An on-line, real-time Web cast of the conference call will be available on our website at www.verint.com. The conference call can also be accessed live via telephone at 706-634-7052. Please dial in 5-10 minutes prior to the scheduled start time. A replay of the conference call will be available on our website at www.verint.com until October 31, 2005.

Verint Systems Reports Record Fiscal 2005 Second Quarter Results
September 7, 2005
Page 2



Financial highlights at and for the six and three month periods ended July 31, 2005 and prior year comparisons are as follows:


-----------------------------------------------------------------------------------------------------------------------
                                     Consolidated Statements of Income (GAAP Basis)
                                         (In thousands, except per share data)
                                                    (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                     Six Months                     Three Months
                                                                   Ended July 31,                  Ended July 31,
                                                             ----------------------------------------------------------
                                                                 2004            2005           2004            2005
                                                             -----------     ----------       ---------      ---------
  Sales                                                        $116,805       $146,748         $60,167        $74,709
  Cost of sales                                                  52,863         65,500          27,106         33,231
                                                             ----------       --------        --------       --------
  Gross Profit                                                   63,942         81,248          33,061         41,478

  Operating Expenses
     Research and development, net                               14,680         18,996           7,889          9,622
     Selling, general and administrative                         38,414         47,945          19,820         24,190
     In-process research and development                          3,154              -               -              -
     Write-down of capitalized software                           1,481              -               -              -
                                                             ----------       --------        --------       --------
  Income from operations                                          6,213         14,307           5,352          7,666

  Interest and other income, net                                  1,447          3,379             865          1,689
                                                             ----------       --------        --------       --------
  Income before income tax provision                              7,660         17,686           6,217          9,355

  Income tax provision                                              475          4,016             546          2,218
                                                             ----------       --------        --------       --------
  Net income                                                    $ 7,185        $13,670         $ 5,671        $ 7,137
                                                             ==========       ========        ========       ========

  Earnings per share:
      Basic                                                     $  0.24        $  0.43         $  0.18        $  0.23
                                                             ==========       ========        ========       ========
      Diluted                                                   $  0.22        $  0.41         $  0.17        $  0.22
                                                             ==========       ========        ========       ========

  Weighted average shares:
      Basic                                                      30,567         31,558          30,732         31,611
      Diluted                                                    32,331         33,044          32,457         33,029
-----------------------------------------------------------------------------------------------------------------------

Verint Systems Reports Record Fiscal 2005 Second Quarter Results
September 7, 2005
Page 3

Verint Systems provides pro forma net income and pro forma earnings per share data as additional information of its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and result of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget purposes:



-----------------------------------------------------------------------------------------------------------------------
                                 Consolidated Statements of Income (Pro Forma Basis)
                                         (In thousands, except per share data)
                                                    (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                    Six Months                     Three Months
                                                                   Ended July 31,                  Ended July 31,
                                                            --------------------------      ---------------------------
                                                               2004             2005           2004            2005
                                                            ----------      ----------      ---------        --------
Sales                                                       $ 116,805       $ 146,748        $60,167         $74,709
Cost of sales                                                  52,222          63,785         26,620          32,374
                                                            ---------       ---------        -------         -------
Gross Profit                                                   64,583          82,963         33,547          42,335

Operating Expenses
   Research and development, net                               14,680          18,996          7,889           9,622
   Selling, general and administrative                         37,806          46,897         19,474          23,656
                                                            ---------       ---------        -------         -------
Income from operations                                         12,097          17,070          6,184           9,057

Interest and other income, net                                  1,447           3,411            865           1,721
                                                            ---------       ---------        -------         -------
Income before income tax provision                             13,544          20,481          7,049          10,778

Income tax provision                                            1,187           4,416            611           2,419
                                                            ---------       ---------        -------         -------
Net income                                                   $ 12,357        $ 16,065        $ 6,438         $ 8,359
                                                            =========       =========        =======         =======

Earnings per share:
    Basic                                                    $   0.40        $   0.51        $  0.21         $  0.26
                                                            =========       =========        =======         =======
    Diluted                                                  $   0.38        $   0.49        $  0.20         $  0.25
                                                            =========       =========        =======         =======

Weighted average shares:
    Basic                                                      30,567          31,558         30,732          31,611
    Diluted                                                    32,331          33,044         32,457          33,029

----------------------------------------------------------------------------------------------------------------------
                             Reconciliation of GAAP net income to pro forma net income
----------------------------------------------------------------------------------------------------------------------

GAAP net income                                                 7,185          13,670          5,671           7,137
Amortization of purchased intangibles assets:
   Included in gross profit                                       641           1,715            486             857
   Included in operating expenses                                 400             558            241             285
   Included in interest and other income                            -              32              -              32
Amortization of stock based compensation                          208             490            105             249
Acquisation-related charges:
   In-process research and development                          3,154               -              -               -
   Write-down of capitalized software                           1,481               -              -               -
Income tax effect                                                (712)           (400)           (65)           (201)
                                                            ---------       ---------        -------         -------
Pro forma net income                                           12,357          16,065          6,438           8,359
                                                            =========       =========        =======         =======
----------------------------------------------------------------------------------------------------------------------

Verint Systems Reports Record Fiscal 2005 Second Quarter Results
September 7, 2005
Page 4



-------------------------------------------------------------------------------------------------------------------

                                             Balance Sheet Highlights
                                                  (In thousands)

-------------------------------------------------------------------------------------------------------------------

 ASSETS
 ------                                                                                                 July 31,
                                                                                January 31,               2005
                                                                                   2005                (Unaudited)
                                                                                ----------             -----------
 CURRENT ASSETS:
     Cash, cash equivalents, bank time deposits and short-term
       investments                                                                $240,414              $264,944
     Accounts receivable, net                                                       39,072                40,171
     Inventories                                                                    17,267                21,041
     Prepaid expenses and other current assets                                       9,880                10,326
                                                                                  --------              --------
 TOTAL CURRENT ASSETS                                                             $306,633              $336,482

 PROPERTY AND EQUIPMENT, net                                                        17,540                18,307

 INTANGIBLE ASSETS, net                                                             12,026                 9,638

 GOODWILL                                                                           49,625                49,630

 OTHER ASSETS                                                                       13,154                14,498
                                                                                  --------              --------

 TOTAL ASSETS                                                                     $398,978              $428,555
                                                                                  ========              ========

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
                                       ------------------------------------
 CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                         $68,399               $78,936
     Advance payments from customers                                                41,853                42,613
                                                                                  --------              --------
 TOTAL CURRENT LIABILITIES                                                         110,252               121,549
 LONG-TERM LIABILITIES                                                               5,351                 4,762
                                                                                  --------              --------
 TOTAL LIABILITIES                                                                 115,603               126,311


 STOCKHOLDERS' EQUITY                                                              283,375               302,244
                                                                                  --------              --------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $398,978              $428,555
                                                                                  ========              ========

-------------------------------------------------------------------------------------------------------------------

Verint Systems Reports Record Fiscal 2005 Second Quarter Results
September 7, 2005
Page 5




About Verint Systems Inc.

Verint Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for communications interception, digital video security and surveillance, and enterprise business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology Inc. (NASDAQ: CMVT). Visit us at our website www.verint.com.


Note: Certain statements concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: risk associated with integrating the business and employees of MultVision and Opus; risks associated with integrating the assets and business acquired from ECtel Ltd. and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; aggressive competition in all of Verint's markets, which creates pricing pressure; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.


                                       ###

Verint, the Verint word mark, Actionable Intelligence, Powering Actionable Intelligence, STAR-GATE, RELIANT, LORONIX, NEXTIVA, SmartSight, Lanex and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.